JOINT PRESS RELEASE
Allegiance Bancshares, Inc.
ir@allegiancebank.com

CBTX, Inc.
investors@CBoTX.com

ALLEGIANCE BANCSHARES, INC. AND CBTX, INC.
TO COMBINE TO CREATE A
PREMIER TEXAS BANKING FRANCHISE

•Merger of equals between the two largest community banks in a region dominated by large out-of-state banks and underserved by locally-based community banks

•Combination of complementary platforms and shared vision of continued growth to create a company with enhanced competitive position in highly attractive and growing Texas markets

•Combined franchise will have over $11 billion in assets and be well-positioned to support future growth and performance

•Significant shareholder value creation through anticipated earnings per share accretion and enhanced profitability

•Experienced and compatible management team with strong cultural alignment and shared values including deep community ties, customer-centric focus and commitment to performance that will provide significant advantages and better opportunities

HOUSTON, November 8, 2021 - Allegiance Bancshares, Inc. (NASDAQ: ABTX) (Allegiance), the holding company of Allegiance Bank, and CBTX, Inc. (NASDAQ: CBTX) (CBTX), the parent company of CommunityBank of Texas, N.A., jointly announced today that they have entered into a definitive agreement pursuant to which the companies will combine in an all-stock merger of equals to create a combined company with an equity market capitalization of approximately $1.5 billion and the 17th largest deposit market share in the State of Texas.

Under the terms of the definitive merger agreement, Allegiance shareholders will receive 1.4184 shares of CBTX common stock for each share of Allegiance common stock they own. Based on the number of outstanding shares of Allegiance and CBTX as of November 5, 2021, Allegiance shareholders will own approximately 54% and CBTX shareholders will own approximately 46% of the combined company.

"We are very excited to partner with CBTX with whom we share culture, strategic vision and a commitment to our stakeholders. This transaction is a true merger of equals, combining the best of our highly-respected community banks which better positions us to serve our customers and drive enhanced financial performance," said Steve Retzloff, Allegiance's Chief Executive Officer.

"Our companies complement each other beautifully and the combined company will be a formidable competitor across our markets. The combination is poised to deliver long-term value for our shareholders, customers, employees and communities. I have long admired Bob's leadership and the high-quality community bank franchise that CBTX has built. I am thrilled that we will be on the same team and look forward to working closely as, together, we become Texas' premier community bank," continued Retzloff.

CBTX Chairman, CEO and President Bob Franklin said, "Bringing two of the Houston region's best community banks together is a great thing for our communities. Allegiance is a trusted, local bank, and there is no better team with which to unite to work together to preserve the tradition of community banking, while meeting the diverse needs of the customers that we serve."

Mr. Franklin continued, "I have tremendous respect for Steve and the Allegiance team and look forward to leveraging our respective strengths as we focus on our combined future. We are committed to the idea that the Houston region needs a financial institution with significant scale that operates with the culture of a community bank and local decision making led by banking professionals with deep experience. The combination enhances our ability to deliver for our communities, shareholders, customers and employees in a better way than either company could achieve alone and gives us the ability to compete in the next generation of banking. The combined company will unify under new branding to be identified prior to the completion of the merger. This will be important as we take the best of both to build our future."

Financially Attractive Merger for Shareholders

Enhanced Profitability: On a pro forma basis, the combined company expects to deliver improved performance, with a targeted 2023 return on average assets of approximately 1.3%, return on average tangible common equity of approximately 12% and efficiency ratio of approximately 52%.

Cost Synergy Opportunity: The merger is expected to generate an estimated $35.5 million of run-rate cost synergies by 2023, which represents approximately 15% of combined annual operating expense.

Meaningful earnings per share and earnings accretion: The merger is targeted to deliver 40% and 17% accretion to CBTX's and Allegiance's earnings per share in 2023, respectively (first full year of realized cost savings).

Strong Combined Capital Levels: The combined company is expected to have a tangible common equity ratio of above 9.5% at closing. The combined company's expected strong capital ratios will support growth and capital management strategies.

Executive Leadership

Reflecting the contribution both organizations bring to the combined company, the well-respected board and management team that is comprised of individuals with significant financial services experience will draw from both sides.

•Steve Retzloff, Chief Executive Officer of Allegiance, will be the Executive Chairman of the combined company
•Bob Franklin, Chairman, Chief Executive Officer and President of CBTX, will be the Chief Executive Officer of the combined company
•Ray Vitulli, President of Allegiance, will be the Chief Executive Officer of the combined bank
•Paul Egge, Chief Financial Officer of Allegiance, will be the Chief Financial Officer of the combined company
•Joe West, Chief Credit Officer of CBTX, will be the Chief Credit Officer of the combined bank
•The board of directors of the combined company will initially be comprised of 14 directors – seven from Allegiance and seven from CBTX
•Mr. Retzloff and Mr. Franklin will both be named directors of the combined company

Approval and Timing

The merger is expected to close early in the second quarter of 2022, subject to the satisfaction of customary closing conditions, including the receipt of regulatory approvals and approvals of shareholders of each company.

Transaction Advisors

Raymond James & Associates, Inc. served as financial advisor to Allegiance with Bracewell LLP serving as legal advisor. Stephens Inc. served as financial advisor to CBTX, with Fenimore Kay Harrison LLP and Norton Rose Fulbright US LLP serving as legal advisors.

Joint Conference Call and Webcast Details

A joint investor call will be held at 9:30 a.m. Central time today, November 8, 2021, to discuss the transaction. Individuals and investment professionals may participate in the call by dialing (877) 279-2520. The conference ID number is 8261126. A simultaneous audio-only webcast and related presentation may be accessed via the Investor Relations section on both the Allegiance website at https://ir.allegiancebank.com and the CBTX website at https://ir.cbtxinc.com/events-and-presentations. If you are unable to participate during the live webcast, the webcast will be archived via the websites listed above.

About Allegiance Bancshares, Inc.

As of September 30, 2021, Allegiance was a $6.8 billion asset Houston, Texas-based bank holding company. Through its wholly owned subsidiary, Allegiance Bank, Allegiance provides a diversified range of commercial banking services primarily to small- to medium-sized businesses and individual customers in the Houston region. Allegiance's super-community banking strategy was designed to foster strong customer relationships while benefiting from a platform and scale that is competitive with larger local and regional banks. As of September 30, 2021, Allegiance Bank operated 27 full-service banking locations in the Houston region, which we define as the Houston-The Woodlands-Sugar Land and Beaumont-Port Arthur metropolitan statistical areas. Visit www.allegiancebank.com for more information.

About CBTX, Inc.

CBTX, Inc. is the bank holding company for CommunityBank of Texas, N.A., a community bank, offering commercial banking solutions to small and mid-sized businesses and professionals in Houston, Dallas, Beaumont and surrounding communities in Texas. Visit www.communitybankoftx.com for more information.

Forward-Looking Statements

Certain statements in this press release which are not historical in nature are intended to be, and are hereby identified as, "forward-looking statements" for purposes of the safe harbor provided by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

These statements include, but are not limited to, statements about the benefits of the proposed merger of Allegiance and CBTX, including future financial and operating results (including the anticipated impact of the transaction on Allegiance's and CBTX's respective earnings and book value), statements related to the expected timing of the completion of the merger, the combined company's plans, objectives, expectations and intentions, and other statements that are not historical facts. Forward-looking statements may be identified by terminology such as "may," "will," "should," "scheduled," "plans," "intends," "anticipates," "expects," "believes," "estimates," "potential," or "continue" or negatives of such terms or other comparable terminology.

All forward-looking statements are subject to risks, uncertainties and other factors that may cause the actual results, performance or achievements of Allegiance or CBTX to differ materially from any results expressed or implied by such forward-looking statements. Such factors include, among others: (1) the risk that the cost savings and any revenue synergies from the merger may not be fully realized or may take longer than anticipated to be realized; (2) disruption to the parties' businesses as a result of the announcement and pendency of the merger; (3) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (4) the risk that the integration of each party's operations will be materially delayed or will be more costly or difficult than expected or that the parties are otherwise unable to successfully integrate each party's businesses into the other's businesses; (5) the failure to obtain the necessary approvals by the shareholders of Allegiance or CBTX; (6) the amount of the costs, fees, expenses and charges related to the merger; (7) the ability by each of Allegiance and CBTX to obtain required governmental approvals of the merger (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction); (8) reputational risk and the reaction of each company's customers, suppliers, employees or other business partners to the merger; (9) the failure of the closing conditions in the merger agreement to be satisfied, or any unexpected delay in closing the merger; (10) the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (11) the dilution caused by CBTX's issuance of additional shares of its common stock in the merger; (12) general competitive, economic, political and market conditions; (13) the costs, effects and results of regulatory examinations, investigations, including the ongoing investigation by the Financial Crimes Enforcement Network of the U.S. Department of Treasury, or FinCEN, of CBTX or the ability of CBTX to obtain required regulatory approvals; (14) the possible results and amount of civil money penalties related to such FinCEN investigation and CBTX's BSA/AML program; and (15) other factors that may affect future results of CBTX and Allegiance including changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; the impact, extent and timing of technological changes; capital management activities; and other actions of the Board of Governors of the Federal Reserve System and Office of the Comptroller of the Currency and legislative and regulatory actions and reforms.

Additional factors which could affect future results of Allegiance and CBTX can be found in Allegiance's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and the Current Reports on Form 8-K, and CBTX's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, in each case filed with the SEC and available on the SEC's website at https://www.sec.gov.
Allegiance and CBTX disclaim any obligation and do not intend to update or revise any forward-looking statements contained in this communication, which speak only as of the date hereof, whether as a result of new information, future events or otherwise, except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Information about the Merger and Where to Find It

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.

In connection with the proposed merger, CBTX intends to file a registration statement on Form S-4 with the SEC to register the shares of CBTX common stock that will be issued to Allegiance shareholders in connection with the merger. The registration statement will include a joint proxy statement/prospectus and other relevant materials in connection with the proposed merger, which will be sent to the shareholders of CBTX and Allegiance seeking their approval of the proposed merger.

WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IN CONNECTION WITH THE PROPOSED MERGER BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT ALLEGIANCE, CBTX AND THE PROPOSED MERGER.

Investors and security holders may obtain free copies of these documents, once they are filed, and other documents filed with the SEC by Allegiance or CBTX through the website maintained by the SEC at https://www.sec.gov. Documents filed with the SEC by CBTX will be available free of charge by accessing the CBTX's website at www.communitybankoftx.com under the heading “Investor Relations” or, alternatively, by directing a request by mail or telephone to CBTX, Inc., 9 Greenway Plaza, Suite 110, Houston, Texas 77046, Attn: Investor Relations, (713) 210-7600, and documents filed with the SEC by Allegiance will be available free of charge by accessing Allegiance’s website at www.allegiancebank.com under the heading "Investor Relations" or, alternatively, by directing a request by mail or telephone to Allegiance Bancshares, Inc., 8847 West Sam Houston Parkway, N., Suite 200, Houston, Texas 77040, (281) 894-3200.

Participants in the Solicitation

CBTX, Allegiance and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of CBTX and Allegiance in connection with the proposed merger. Certain information regarding the interests of these participants and a description of their direct or indirect interests, by security holdings or otherwise, will be included in the joint proxy statement/prospectus regarding the proposed merger when it becomes available. Additional information about the directors and executive officers of CBTX and their ownership of CBTX's common stock is set forth in CBTX's proxy statement for its annual meeting of shareholders, filed with the SEC on April 14, 2021. Additional information about the directors and executive officers of Allegiance and their ownership of Allegiance's common stock is set forth in Allegiance's proxy statement for its annual meeting of shareholders, filed with the SEC on March 10, 2021. These documents can be obtained free of charge from the sources described above.
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